Exhibit 99.1

BASSETT INDUSTRIES ALTERNATIVE

ASSET FUND, L.P.

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2005

A CLAIM OF EXEMPTION FROM CERTAIN REGULATORY REQUIREMENTS HAS BEEN FILED WITH THE COMMODITY FUTURES TRADING COMMISSION PURSUANT TO REGULATION 4.7 BY THE COMMODITY POOL OPERATOR OF BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONTENTS

Affirmation of the Commodity Pool Operator	1

Independent Auditors’ Report	2

Financial Statements

Statement of Financial Condition	3

Statement of Operations	4

Statement of Changes in Partners’ Capital	5

Statement of Cash Flows	6

Condensed Schedule of Investments	7

Notes to Financial Statements	8-10

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of the knowledge and belief of the undersigned, the information contained in the annual report for the year ended December 31,2005 is accurate and complete.

Louis W. Moelchert, Jr., Managing Member of

Private Advisors, LLC the General Partner of

Bassett Industries Alternative Asset Fund, L.P.

Commodity Pool Operator:

Private Advisors, LLC

1800 Bayberry Court, Suite 300

Richmond, VA 23226

(804) 289-6000

Commodity Pool:

Bassett Industries Alternative Asset Fund, L.P.

Certified Public Accountants	Rothstein, Kass & Company, P.C. 4 Becker Farm Road Roseland, NJ 07068 tel 973.994.6666 fax 973.994.0337 www.rkco.com	Beverly Hills Dallas Denver Grand Cayman New York Roseland San Francisco Walnut Creek

INDEPENDENT AUDITORS’ REPORT

To the Partners of Bassett Industries Alternative Asset Fund, L.P.

We have audited the accompanying statement of financial condition of Bassett Industries Alternative Asset Fund, L.P. (the “Fund”), including the condensed schedule of investments, as of December 31, 2005, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the General Partner of the Fund. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bassett Industries Alternative Asset Fund, L.P. as of December 31, 2005, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Roseland, New Jersey

April 24, 2006

2	Affiliated Offices Worldwide

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF FINANCIAL CONDITION

December 31, 2005

ASSETS
Investments in private investment companies, at fair value (cost $30,902,960)	$51,595,679
Cash and cash equivalents	276,995

$51,872,674

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities
Other expenses payable	$28,349
Capital withdrawals payable	3,214

Total liabilities	31,563
Partners’ capital	51,841,111

$51,872,674

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

Investment income, interest	$5,336

Expenses
Management fee	492,742
Other expenses	60,898

Total expenses	553,640

Net investment income (loss)	(548,304)

Realized and unrealized gain on investments
Net realized gain on investments in private investment companies	2,821,693
Net change in unrealized appreciation or depreciation on investments in private investment companies	1,883,526

Net gain on investments	4,705,219

Net income	$4,156,915

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

Year Ended December 31, 2005

	General Partner	Limited Partner	Total
Partners’ capital, beginning of period	$19,896	$47,667,514	$47,687,410
Capital withdrawals	(1)	(3,213)	(3,214)
Allocation of net income	1,721	4,155,194	4,156,915

Partners’ capital, end of period	$21,616	$51,819,495	$51,841,111

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2005

Cash flows from operating activities
Net income	$4,156,915
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net change in unrealized appreciation or depreciation on investments in private investment companies	(1,883,526)
Changes in operating assets and liabilities:
Cost of investments in private investment companies, at fair value	(2,249,702)
Redemptions receivable from private investment companies	250,000
Other expenses payable	16,493
Management fee payable	(114,684)

Net change in cash and cash equivalents	175,496
Cash and cash equivalents, beginning of period	101,499

Cash and cash equivalents, end of period	$276,995

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2005

	Redemptions Permitted	Percentage of Partners’ Capital	Fair Value
Investments in private investment companies, at fair value
United States
Direct lending
Styx Partners, L.P.	Annually	41.1%	$21,293,513
Distressed
Contrarian Capital Trade Claims, L.P.	Quarterly	16.8	8,683,537
Multi-Strategy
HBK Fund, L.P. (.13% Owned) *	Quarterly	22.6	11,697,000
Drawbridge Special Opportunities Fund LP	Annually	10.4	5,419,898
D.B. Zwirn Special Opportunities Fund, L.P.	Tri-Annually	8.4	4,376,325

Total multi-strategy		41.4	21,493,223
Other		0.2	125,406

Total investments in private investment companies, at fair value (cost $30,902,960)		99.5%	$51,595,679

*	The below information is disclosed because the Fund’s proportionate share exceeds 5% of the Fund’s partners’ capital.

	Principal or Number of Contracts	HBK Fund, L.P. Fair Value	Fund’s Proportionate Share
Investments in securities
United States Treasury
US Treasury Notes, 4.13%-4.50% Due 11/08-11/15	1,812,550,000	$1,815,383,000	$2,378,152
US Treasury Bonds, 3.88%-5.38% Due 2/13-2/31	845,810,000	875,621,000	1,147,064
US Treasury Futures, Expiration 03/06	11,925	12,396,000	16,239
US Treasury Options, Expiration 02/06	6,000	5,738,000	7,517

Total United States Treasury (cost $2,683,546,000)		$2,709,138,000	$3,548,972

Securities sold short
United States Treasury
US Treasury Notes, 2.63%-5.00% Due 5/07-11/15	3,994,662,500	$3,889,107,000	$5,094,730
US Treasury Bonds, 5.38% Due 2/31	45,900,000	51,635,000	67,642
US Treasury Bond Strips Due 2/24-8/25	85,920,000	34,951,000	45,786
US Treasury Options Expiration 1/06-5/06	2,532	22,537,000	29,523
US Treasury Futures, Expiration 03/06	6,587	6,512,000	8,531

Total United States Treasury (proceeds $3,983,704,000)		$4,004,742,000	$5,246,212

See accompanying notes to financial statements.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Bassett Industries Alternative Asset Fund, L.P. (the “Fund”), a Delaware limited partnership, commenced operations on July 1, 1998. The Fund is managed by Private Advisors, LLC (the “General Partner”). Bassett Furniture Industries, Inc. and the General Partner are currently the only partners.

The objective of the Fund is to achieve consistent, positive returns, while attempting to reduce risk and volatility, by placing its capital with a variety of private investment companies and experienced portfolio managers. Such hedge funds and portfolio managers will employ a variety of trading styles or strategies, including, but not limited to, convertible arbitrage, merger or risk arbitrage, distressed debt, long/short equity, multi-strategy and other market-neutral strategies. The General Partner has discretion to make all investment and trading decisions, including the selection of portfolio managers. The General Partner will select portfolio managers on the basis of various criteria, including, among other things, the manager’s investment performance during various time periods and market cycles, the company’s infrastructure, and the manager’s reputation, experience, training and investment philosophy. In addition, the General Partner will generally require that each portfolio manager have a substantial personal investment in the investment program. Refer to the Fund’s offering memorandum for more information.

Cash and Cash Equivalents

The Fund considers its investment in short-term money market funds to be a cash equivalent.

Investments in Private Investment Companies

In accordance with the Limited Partnership Agreement, investments in private investment companies are valued by the General Partner at fair value utilizing the net asset valuations provided by the underlying private investment companies, unless the General Partner determines some other valuation is more appropriate. A majority of the underlying investments of the private investment companies is comprised of cash and cash equivalents and readily marketable securities.

Investment Income

Interest is recognized on the accrual basis.

Income Taxes

The Fund does not record a provision for income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The financial statements reflect the Fund’s transactions without adjustment, if any, required for income tax purposes.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the General Partner to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

2.	Partners’ capital

In accordance with the Limited Partnership Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund.

Limited partners have redemption rights which contain certain restrictions with respect to rights of withdrawal from the Fund as specified in the Limited Partnership Agreement.

Capital withdrawals payable represent amounts due to or on behalf of partners based on withdrawals effective through December 31, 2005.

3.	Related party transactions

The Fund pays the General Partner, a quarterly management fee equal to 0.25% (1.0% per annum) of the Fund’s net asset value at the beginning of each quarter.

4.	Investments in private investment companies

As of December 31, 2005, the Fund invested in private investment companies, none of which were related parties.

The following table summarizes the Fund’s investments in private investment companies as of December 31, 2005. Private investment companies in which the Fund invested 5% or more of its partners’ capital are individually identified, while smaller investments are aggregated. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 1 % to 2% annually of net assets and performance incentive allocations equal to 20% of net profits earned.

Investment	% of Partners’ Capital	Fair Value	Net Earnings	Annual Fee Percentages*
				Management	Incentive
Styx Partners, L.P.	41.1%	$21,293,513	$1,880,954	1.00%	20.00%
HBK Fund, L.P.	22.6	11,697,000	874,000	1.50	20.00
Contrarian Capital Trade Claims, L.P.	16.8	8,683,537	1,119,176	1.50	20.00
Drawbridge Special Opportunities Fund LP	10.4	5,419,898	419,898	2.00	20.00
D.B. Zwim Special Opportunities Fund, L.P.	8.4	4,376,325	376,325	2.00	20.00
Other Funds	0.2	125,406	34,866

Total	99.5%	$51,595,679	$4,705,219

*	The General Partner was unable to obtain the specific fee amounts for the above funds. The applicable fee percentage was substituted for the fee amounts.

BASSETT INDUSTRIES ALTERNATIVE ASSET FUND, L.P.

NOTES TO FINANCIAL STATEMENTS

5.	Concentration of credit risk

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The General Partner monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

6.	Financial highlights

Financial highlights for the year ended December 31, 2005 are as follows:

Total return	8.7%

Ratio to average limited partners’ capital Expenses	1.1%

Net investment income (loss)	(1.1)%

Financial highlights are calculated for the limited partner. The ratios do not reflect the Fund’s proportionate share of income and expenses of the underlying private investment companies.